SUPPLEMENT TO PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION (“SAIs”)
DATED AUGUST 15, 2007

INTEGRITY MANAGED PORTFOLIOS*	THE INTEGRITY FUNDS
Kansas Municipal Fund	Integrity Small Cap Growth Fund
Maine Municipal Fund	Integrity Health Sciences Fund
Nebraska Municipal Fund	Integrity Technology Fund
New Hampshire Municipal Fund	Integrity Growth & Income Fund
Oklahoma Municipal Fund	Integrity All Season Fund
Prospectus and SAI dated November 30, 2006	Integrity High Income Fund
*Kansas Insured Intermediate Fund is intentionally excluded	Prospectus and SAI dated May 1, 2007

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.
Prospectus and SAI dated May 1, 2007
I.	Please note the following important information with regard to the Class A shares of the Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and The Integrity Funds ONLY:

Currently, the Prospectus for the Integrity Managed Portfolios refers to a 1% Contingent Deferred Sales Charge (“CDSC”) that applies to investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) if shares are redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Effective September 1, 2007, for shares purchased on or after September 1, 2007 (whether as a lump sum, or pursuant to our letter of intent program, or otherwise), a 1% CDSC will apply to investments at or above the $1 million breakpoint if shares are redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions), and corresponding references in the Prospectus are hereby modified accordingly. Investments in shares purchased prior to September 1, 2007 at or above the $1 million breakpoint will continue to be subject to a 1% CDSC if shares are redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

II.	Please note the following important information with regard to the shares of the funds of the Integrity Managed Portfolios listed above ONLY:

Currently, the Prospectus for the Integrity Managed Portfolios refers to a 1% Contingent Deferred Sales Charge (“CDSC”) that applies to investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) if shares are redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Effective September 1, 2007, for shares purchased on or after September 1, 2007 (whether as a lump sum, or pursuant to our letter of intent program, or otherwise), a 1% CDSC will apply to investments at or above the $1 million breakpoint if shares are redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions), and corresponding references in the Prospectus are hereby modified accordingly. Investments in shares purchased prior to September 1, 2007 at or above the $1 million breakpoint will continue to be subject to a 1% CDSC if shares are redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

III.	Please note the following important information with regard to the Class A shares of the Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and The Integrity Funds ONLY:

Currently, the last paragraph under the heading “The Shares We Offer--Class A Shares” in the Prospectus for Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc., and the fourth paragraph under the heading “The Shares We Offer--Class A Shares” in the Prospectus for The Integrity Funds, generally refer to a commission of 0.75% and “up to” 0.75%, respectively, which may be paid by Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), out of its own resources, to broker-dealers who initiate and are responsible for purchases of Class A shares of $1 million or more. The commission percentage is being changed to 1.00% for applicable purchases occurring on or after August 15, 2007. Accordingly, effective August 15, 2007, the foregoing paragraphs are hereby replaced with the following:

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more.

In addition, consistent with the modifications to the Prospectuses described above, effective August 15, 2007, the seventh paragraph under the heading “Purchase and Redemption of Shares--Additional Information on Purchases and Redemptions” in the SAIs for Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and The Integrity Funds, which, in each case, currently refers to a commission of 0.75%, is hereby replaced with the following:

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE